EXCHANGE AGREEMENT
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                  THIS EXCHANGE AGREEMENT made and entered into this 26th day of
January, 1998, by and between David B. Hunter, (hereinafter "Hunter") the Exchange Agent for the Stockholders of NextGen Systems, Inc. a Pennsylavania corporation (hereinafter "NextGen"), and Royal American Mining Properties, Ltd., a Nevada corporation, (hereinafter "Royal").
                                   WITNESSETH:
                  WHEREAS, Hunter as Exchange Agent represents that Stockholders are the owners of all the outstanding stock of NextGen whose unaudited balance sheet and financial statement for the period ended December 31, 1997 is attached hereto as Exhibit "A" and incorporated herein by the reference; and
                  WHEREAS, the authorized capital stock of Royal consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 479,000 shares are issued and outstanding; and
                  WHEREAS, Hunter and Royal agree that it would be to their mutual benefit for Royal to acquire all of the outstanding stock of NextGen in exchange for shares of Royal stock.
                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
                  1. [REPRESENTATIONS OF THE EXCHANGE AGENT HUNTER FOR THE STOCKHOLDERS OF NEXTGEN] Hunter hereby represents to Royal that to the best of his knowledge:

                           (a)  NextGen  owns  on the  date  hereof,  and on the
Closing Date hereinafter provided will own, free and clear of all liens, charges


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and encumbrances, all of the assets set forth on Exhibit "A".
                           (b) Hunter has  heretofore  furnished to Royal copies
of the balance sheet of NextGen which is attached hereto and marked Exhibit "A". Said balance sheet accurately sets forth the financial condition of NextGen as of said date, prepared in conformity with generally accepted accounting principles consistently applied.
                           (c) NextGen has good and  marketable  title to all of
their property and assets (except property and assets disposed of since such date in the usual and ordinary course of business), subject to no mortgage, pledge, lien or other encumbrance except as disclosed in such financial statements.
                           (d)  NextGen  has  no  obligations,   liabilities  or
commitments, contingent or otherwise, of a material nature which were not provided for, except as set forth in Exhibit "A".
                           (e)  NextGen  is  not  a  party  to  any   employment
contract, or to any lease, agreement or other commitment not in the usual and ordinary course of business, nor to any operation, insurance, profit-sharing or bonus plan, except as disclosed in Exhibit "A".
                           (f)  NextGen  is  not a  defendant,  nor a  plaintiff
against whom a counterclaim has been asserted, in any litigation, pending or threatened, nor has any material claim been made or asserted against NextGen, nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving NextGen except as disclosed in Exhibit "A".
                           (g) NextGen is not in default  under any agreement to
which it is a party nor in the payment of any of its obligations.
                           (h) Between the date of the balance sheet referred to


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in  subparagraph  "c" hereof and the  Closing,  NextGen will not (i) mortgage or pledge or subject to any lien, charge or other encumbrance any of their assets, tangible or intangible, except in the usual and ordinary or (ii) sold, leased, or transferred or contracted to sell, lease or transfer any assets, tangible or intangible, or entered into any other transactions, except in the usual and ordinary course of business, or (iii) made any material change in any existing
employment   agreement  or  increased  the  compensation  payable  or  made  any arrangement for the payment of any bonus to any officer, director, employee or agent, except as set forth in Exhibit "A" hereof.
                           (i) This Exchange Agreement has been duly executed by
Hunter as the Exchange Agent for the stockholders of NextGen and the execution and performance of this Exchange Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which NextGen is a party or to which NextGen is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which NextGen is subject, to the best of NextGen's knowledge.
                           (j)  NextGen  has  timely   filed  or  obtained   the
necessary extensions with the appropriate governmental authorities, all tax and other returns required to be filed by it. Such returns are true and complete and all taxes shown thereon to be due have been paid. All material, federal, state, local, county, franchise, sales, use, excise and other taxes assessed or due have been duly paid or reserves for unpaid taxes have been set up as required on the basis of the facts and in accordance with generally accepted accounting principles.
                           (k)  NextGen  is not in default  with  respect to any
order, writ, injunction , or decree of any court or federal, state, municipal or
other   governmental   department,   commission,   board,   bureau,   agency  or


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instrumentality,  and  there  are no  actions,  suits,  claims,  proceedings  or investigations pending or, to the knowledge of NextGen threatened against or affecting NextGen, at law or in equity, or before or by any federal, state, municipal or other governmental court, department commission, board, bureau, agency or instrumentality, domestic or foreign. NextGen has complied in all material respects with all laws, regulations and orders applicable to its business.
                           (l) No representation in this section,  nor statement
in any document, certificate or schedule furnished or to be furnished pursuant to this Exchange Agreement by NextGen, or in connection with the transactions contemplated hereby, contains or contained any untrue statement of material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.
                2. [REPRESENTATIONS OF ROYAL]   Royal represents to Hunter that:
                           (a) Royal is a corporation duly organized and validly
existing and in good standing under the laws of the State of Nevada; is not qualified to transact business in any other state; and has an authorized capitalization of 100,000,000 shares of which there are issued and outstanding 479,000 shares of common stock, par value $0.001 per share.
                           (b) Royal has delivered to Hunter its balance  sheet,
financial statement for the period ended December 31, 1997, which is attached hereto and marked Exhibit "B". This financial statement accurately set forth the financial condition of Royal as of the date specified, prepared in conformity with generally accepted accounting principles consistently applied.
                           (c) Royal has good and marketable title to all of its
property and assets (except property and assets disposed of since such date in the usual and ordinary course of business), subject to no mortgage, pledge, lien or other encumbrance except as disclosed in such balance sheet or in Exhibit "B" annexed hereto and made a part hereof.

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                           (d)  Royal  has  no   obligations,   liabilities   or
commitments, contingent or otherwise, of a material nature which were not provided for, except as set forth in such balance sheet or in Exhibit "B".
                           (e) There  has been no  change  in the  nature of the
business of Royal, nor in its financial condition or property, other than changes in the usual and ordinary course of business, none of which has been materially adverse, and Royal has incurred no obligations or liabilities or made any commitments other than in the usual and ordinary course of business except as disclosed in Exhibit "B".
                           (f) Royal is not a party to any  employment  contract
with any officer, director, or stockholder, or to any lease, agreement or other commitment not in the usual and ordinary course of business, nor to any pension, insurance, profit-sharing or bonus plan, except as disclosed in Exhibit "B".
                           (g) Royal is not defendant,  nor a plaintiff  against
whom a counterclaim has been asserted, in any litigation, pending or threatened, nor has any material claim been made or asserted against Royal, nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving Royal, except as disclosed in Exhibit "B".
                           (h) Royal is not in default  under any  agreement  to
which it is a party nor in the payment of any of its obligations.
                           (i) Between the date of the balance sheet referred to
in subparagraph "b" hereof and the Closing, Royal will not have (i) paid or declared any dividends on or made any disbursements in respect of, or issued,


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purchased or redeemed,  any of the  outstanding  shares of its capital stock, or
(ii) made or authorized any changes in its Articles of Incorporation or in any amendment thereto or in its By-Laws, or (iii) made any commitments or disbursements or incurred any obligations or liabilities of a substantial nature and which are not in the usual and ordinary course of business, or (iv) mortgaged or pledged or subjected to any lien, charge or other encumbrance any of their assets, tangible or intangible, except in the usual and ordinary course of its business, or (v) sold, leased, or transferred or contracted to sell, lease or transfer any assets, tangible or intangible, or entered into any other transactions, except in the usual and ordinary course of business, or (vi) made any loan or advance to any stockholder of Royal, or to any other person, firm, or corporation except in the usual and ordinary course of business, or (vii) made any material change in any existing employment agreement or increased the compensation payable or made any arrangement for the payment of any bonus to any officer, director, employee or agent, except as set forth in Exhibit "B" hereof.
                           (j) This Exchange Agreement has been duly executed by
Royal and the execution and performance of this Exchange Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which it is a party or to which it is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which it is subject.
                           (k) Royal has filed with the appropriate governmental
authorities, all tax and other returns required to be filed. Such returns are true and complete and all taxes shown thereon to be due have been paid. All material, federal, state, local, county, franchise, sales, use, excise and other taxes assessed or due have been duly paid and no reserves for unpaid taxes have been set up or are required on the basis of the facts and in accordance with


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generally accepted accounting principles.
                           (l)  Royal  is not in  default  with  respect  to any
order, writ, injunction, or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and there are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of Royal threatened against or affecting Royal, at law or in equity, or before or by any federal, state, municipal, or other governmental court, department, commission, board, bureau, agency or instrumentality, domestic or foreign. Royal has complied in all material respects with all laws, regulations and orders applicable to its business.
                           (m) No representation in this section,  nor statement
in any document, certificate or schedule furnished or to be furnished pursuant to this Exchange Agreement by Royal, or in connection with the transactions contemplated hereby, contains or contained any untrue statement of a material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading.
                  3. [DATE AND TIME OF CLOSING] The closing shall be held on Wednesday, January 28, 1998, at 10 a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada, or at such other time and place as may be mutually agreed upon between the parties in writing (hereinafter "the Closing").
                  4. [EXCHANGE OF SHARES OF STOCK] The mode of carrying into effect the exchange provided for in this Agreement shall be as follows:
                           (a) Royal shall call a special  directors' meeting to
be held on Wednesday, January, 28, 1997, at 9:00 a.m., local time, at 50 West Liberty Street, Suite 880, Reno, Nevada, for the following purposes:

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                                    (1) To  ratify,  approve  and  carry out the
                           terms of this Exchange Agreement.
                                    (2) To call a special  stockholders  meeting
                           to amend the Articles of Incorporation to change the corporate name to Capita Research Group, Inc.
                                    (3) To call a special  stockholders  meeting
                           to authorize a forward split of 2 to 1 whereby the present stockholders will be entitled to 2 shares for each share owned by them in Royal.
                           (b)   Royal   shall   call  and   convene  a  special
stockholders meeting at 9:30 a.m. on Wednesday, January 28, 1998 to change the corporate name to Capita Research Group, Inc. and the forward split of 2 for 1 set forth in 4(a)(3) above. It shall file an Amendment to the Articles of Incorporation with the Secretary of State of Nevada on Wednesday, January 28, 1998 to reflect these changes.
                           (c) Royal shall call and convene a special  directors
meeting at 10:00 a.m. for the following purposes:
                                    (1) To effect  delivery  by the  officers of
                           Royal  to  David  Hunter,   Exchange  Agent  for  the
                           shareholders    stock    certificates    representing
                           8,622,000 shares of common stock of Capita Reasearch Group, Inc. in exchange for the delivery of all the
                           stock   certificates  of  the  outstanding  stock  of
                           NextGen.

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                                    (2) To deliver a check for  $40,000  payable
                           to Nevada Agency & Trust Company as the fee for this corporate reorganization. The total fee being $50,000 of which $10,000 has been paid.
                                    (3) To elect three (3)  nominees  designated
                           by Hunter to comprise the entire Board of Directors, being David B. Hunter, Michael J. Kline and Millard
                           E. Tydings, II.
                  5.  [CONDITIONS TO CLOSING] Royal and Hunter's  obligations to
complete  the  transactions   provided  for  herein  shall  be  subject  to  the
performance by them of all their respective agreements to be performed hereunder on or before the Closing, to the material truth and accuracy of the respective representations of Royal and Hunter contained herein, and to the further conditions that:
                           (a) All representations of Hunter and Royal contained
in this Exchange Agreement are true and correct on and as of the Closing with the same effect as if made on and as of said date.
                           (b) As of the  Closing,  there  shall  have  been  no
material adverse change in the affairs, business, property or financial condition of NextGen and Royal.
                           (c) All of the agreements and covenants  contained in
this Exchange Agreement that are to be complied with, satisfied and performed by each of the parties hereto on or before the Closing, shall, in all material respects, have been complied with, satisfied and performed.
                  6.   [FINDER'S FEE]   Each party represents  to the other that

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it has not  employed  any  other  broker  or agent  or  entered  into any  other agreement for the payment of any finder's fees or compensation to any other person, firm or corporation in connection with this transaction.


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                  7. [NOTICES] Any notice under this  Agreement  shall be deemed to have been sufficiently given if sent by Federal Express, registered or certified mail, postage prepaid, addressed as follows:

         If to the Stockholder:
                           David B. Hunter, Exchange Agent
                           900 East Eighth Ave.
                           Suite 300
                           King of Prussia, PA 19406

         with a required copy to:

                           Patricia H. Basye, Esq.
                           Gordon, Fournaris & Mammarella, P.A.
                           1220 North Market Street, Suite 700
                           Wilmington, DE 19899-1355

         If to Royal, to:

                           Royal American Mining Properties, Ltd.
                           50 West Liberty Street, Suite 880
                           Reno, Nevada 89501
                           Attention: Cecil Ann Walker

or to any other address which may hereafter be designated by either party by notice given in such manner. Al notices shall be deemed to have been given as of the date of receipt.
                  8. [COUNTERPARTS] This Exchange Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same instrument.
                  9. [MERGER CLAUSE] This Exchange Agreement supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of


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the  provisions  hereof  shall be binding  unless in  writing  and signed by the parties hereto.

                  10. [GOVERNING LAW] This Agreement shall be governed by and construed according to the laws of the State of Nevada with regard to Royal American being its corporate domicile and Pennsylvania with regard to NextGen Systems, Inc., being its corporate domicile.
                           IN WITNESS  WHEREOF,  the parties  hereto have caused
this Exchange Agreement to be executed the day and year first above written.
                                   ROYAL AMERICAN MINING PROPERTIES, LTD.
                                   A Nevada Corporation


                                   By /s/Cecil Ann Walker
                                      ----------------------
                                         Cecil Ann Walker
                                         President
                                         (Hereunto duly authorized)

                                   For purposes of Section 2 hereof:


                                   By /s/Cecil Ann Waliker
                                      -----------------------
                                         Cecil Ann Walker


                                   By /s/Alexander H. Walker
                                      -------------------------
                                         Alexander H. Walker

                                     EXCHANGE AGENT FOR SHAREHOLDERS OF
                                     NEXTGEN SYSTEMS, INC.



                                     By /s/ David B. Hunter
                                        ----------------------
                                            David B. Hunter




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